Exhibit 10 (d7)

NINTH AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE STOCK OWNERSHIP PLAN

     The Capitol Bancorp Ltd. Employee Stock Ownership Plan is hereby amended effective July 1, 2004 by adding the following participating employer at the end of the list therein contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
Sunrise Bank of San Diego	Banking Corp.	California	July 1, 2004

CAPITOL BANCORP LIMITED

Dated: December 1, 2004	By:	/s/ Joseph D. Reid

Joseph D. Reid
Chairman and CEO

SUNRISE BANK OF SAN DIEGO

Dated: December 1, 2004	By:	/s/ Randy Cundiff

Randy Cundiff
President